                                                                   EXHIBIT 99.1

                                                     MORGAN STANLEY DEAN WITTER

BAMS 1997-3-Preliminary Portfolio

                                                              % of
                        Number of              Current     Current
                         Mortgage            Principal   Principal
Current Balance             Loans              Balance     Balance
------------------------------------------------------------------
1 - 50,000                      3           137,451.36        0.04
50,001 -    100,000            15         1,203,432.82        0.34
100,001 -   150,000            22         2,775,187.58        0.78
150,001 -   200,000             4           685,353.25        0.19
200,001 -   250,000           300        70,140,955.68       19.74
250,001 -   300,000           348        95,775,282.88       26.95
300,001 -   350,000           161        52,337,499.31       14.73
350,001 -   400,000            97        36,439,454.39       10.25
400,001 -   450,000            64        27,294,281.54        7.68
450,001 -   500,000            47        22,535,602.65        6.34
500,001 -   550,000            25        13,216,380.34        3.72
550,001 -   600,000            28        16,188,879.80        4.56
600,001 -   650,000            22        14,071,246.18        3.96
750,001 -   800,000             1           792,347.08        0.22
800,001 -   850,000             1           815,899.96        0.23
950,001 - 1,000,000             1           998,720.28        0.28
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Total:                      1,139       355,407,975.10      100.00
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Min:   39,647.55
Max:   998,720.28
Average:   312,035.10


                                                              % of
                        Number of              Current     Current
                         Mortgage            Principal   Principal
Current Coupon              Loans              Balance     Balance
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6.501 -   7.000                5          1,439,159.96        0.40
7.001 -   7.500              224         75,969,565.27       21.38
7.501 -   8.000              722        227,542,666.70       64.02
8.001 -   8.500              176         47,839,973.95       13.46
8.501 -   9.000               11          2,404,543.81        0.68
9.001 -   9.500                1            212,065.41        0.06
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Total:                      1,139       355,407,975.10      100.00
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Min:   6.88
Max:   9.25
WAC:   7.79


                                                              % of
                        Number of              Current     Current
                         Mortgage            Principal   Principal
Original LTV                Loans              Balance     Balance
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=<  50.00                      47        15,145,871.06        4.26
50.01 -   55.00                25         9,089,636.23        2.56
55.01 -   60.00                46        15,189,665.47        4.27
60.01 -   65.00                66        22,722,627.66        6.39
65.01 -   70.00                96        30,386,991.93        8.55
70.01 -   75.00               218        67,799,991.75       19.08
75.01 -   80.00               426       138,510,525.71       38.97
80.01 -   85.00                36         9,482,143.34        2.67
85.01 -   90.00               132        35,413,014.34        9.96
90.01 -   95.00                46        11,444,011.43        3.22
95.01 -  100.00                 1           223,496.18        0.06
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Total:                         1,139    355,407,975.10      100.00
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Min:   14.39
Max:   95.75
Weighted Average:   74.31

                                                              % of
                        Number of              Current     Current
                         Mortgage            Principal   Principal
Product Type                Loans              Balance     Balance
------------------------------------------------------------------
Fixed - 30 Year             1,120       351,958,572.30       99.03
Fixed - 25 Year                18         3,222,402.80        0.91
Fixed - 20 Year                 1           227,000.00        0.06
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Total:                      1,139       355,407,975.10      100.00
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                                                              % of
                        Number of              Current     Current
                         Mortgage            Principal   Principal
Property Type               Loans              Balance     Balance
------------------------------------------------------------------
Single Family Residence       837       263,361,662.64       74.10
PUD                           232        73,305,428.27       20.63
Condo                          59        15,416,737.71        4.34
2-4 Family                      9         2,939,460.41        0.83
Co-op                           1           286,960.00        0.08
Unknown                         1            97,726.07        0.03
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Total:                      1,139       355,407,975.10      100.00
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                                                              % of
                        Number of              Current     Current
                         Mortgage            Principal   Principal
Top 10 States               Loans              Balance     Balance
------------------------------------------------------------------
California-Northern           424       134,921,133.06       37.96
California-Southern           347       108,370,266.08       30.49
Massachusetts                  50        15,183,382.95        4.27
Washington                     47        14,255,971.65        4.01
Oregon                         26         8,152,021.56        2.29
New Jersey                     25         7,997,837.30        2.25
Arizona                        24         7,256,437.73        2.04
Texas                          18         6,062,717.20        1.71
New York                       18         5,416,542.54        1.52
Connecticut                    17         5,361,002.25        1.51
Other                         143        42,430,662.78       11.94
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Total:                      1,139       355,407,975.10      100.00
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The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has
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